Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator U.S. Equity Buffer ETF™ – October

Innovator U.S. Equity Power Buffer ETF™ – October

Innovator U.S. Equity Ultra Buffer ETF™ – October

(each, a “Fund” and together, the “Funds”)

Supplement to Each Fund’s Prospectus
Dated February 27, 2024

September 30, 2024

As described in detail in each Fund’s prospectus, an investment in shares of each Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in such Fund for the Outcome Period of approximately one year. The current Outcome Period will end on September 30, 2024. Each Fund will commence a new Outcome Period that will begin on October 1, 2024 and end on September 30, 2025. An investment in each Fund over the course of the Outcome Period will be subject to such Fund’s Cap as set forth in the table below.

Fund	Ticker	Cap	Investment Objective
Innovator U.S. Equity Buffer ETF™ – October	BOCT	Gross: 14.80% Net: 14.01%*	The Fund seeks to provide investors with returns that match the price return of the SPDR® S&P 500® ETF Trust, up to the upside cap of 14.80% (prior to taking into account management fees and other fees) while providing a buffer against the first 9% (prior to taking into account management fees and other fees) of SPDR® S&P 500® ETF Trust losses, over the period from October 1, 2024 to September 30, 2025.
Innovator U.S. Equity Power Buffer ETF™ – October	POCT	Gross: 11.36% Net: 10.57%*	The Fund seeks to provide investors with returns that match the price return of the SPDR® S&P 500® ETF Trust, up to the upside cap of 11.36% (prior to taking into account management fees and other fees) while providing a buffer against the first 15% (prior to taking into account management fees and other fees) of SPDR® S&P 500® ETF Trust losses, over the period from October 1, 2024 to September 30, 2025.
Innovator U.S. Equity Ultra Buffer ETF™ – October	UOCT	Gross: 10.94% Net: 10.15%*	The Fund seeks to provide investors with returns that match the price return of the SPDR® S&P 500® ETF Trust, up to the upside cap of 10.94% (prior to taking into account management fees and other fees) while providing a buffer against SPDR® S&P 500® ETF Trust losses of between 5% and 35% (prior to taking into account management fees and other fees) over the period from October 1, 2024 to September 30, 2025.

*	Takes into account the Fund’s unitary management fee.

In connection with onset of the new Outcome Period, each Fund’s prospectus is amended as set forth below:

1.	Each Fund’s investment objective is deleted in its entirety and replaced with the corresponding investment objective set forth in the table above.

2.	All references to the dates associated with the prior Outcome Period are deleted in their entirety and replaced with references to new Outcome Period: October 1, 2024 through September 30, 2025.

3.	All references to the Cap for the prior Outcome Period are deleted in their entirety and replaced with the corresponding Cap set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference